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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 27, 2000

                                   LASON, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


DELAWARE                                              38-3214743
(STATE OR OTHER JURISDICTION OF         (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
INCORPORATION)

                                    000-21407
                            (COMMISSION FILE NUMBER)



1305 STEPHENSON HIGHWAY
TROY, MI                                                                48083
(ADDRESS OF PRINCIPAL                                                (ZIP CODE)
 EXECUTIVE OFFICES)


                                  (248)597-5800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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ITEM 5.    OTHER EVENTS

       On November 27, 2000, the Company hired Ronald D. Risher as its Executive Vice President and Chief Financial Officer. Prior to joining the Company, Mr. Risher was the founder and a principal of Franklin Advisors, L.L.C., a Michigan limited liability company formed in 2000 providing executive management and consulting services. From 1983 to 1999, Mr. Risher was the Vice President, Corporate Controller, Treasurer and Secretary of Thorn Apple Valley, Inc., a producer of processed meat and poultry products. On November 27, 2000, John R. Stelter resigned as the Company's interim Chief Financial Officer.

       On November 27, 2000, the following persons constituted the executive officers of the Company:


         NAME                      TITLE

         Robert A. Yanover         Chairman of the Board

         John R. Messinger         Chief Executive Officer, President and Chief
                                   Operating Officer

         Ronald D. Risher          Executive Vice President and Chief Financial
                                   Officer

         Donald S. MacKenzie       Chief Restructuring Officer

         Randy L. Baker            Executive Vice President, Administration and
                                   Human Resources



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 27, 2000      LASON, INC.
                              (REGISTRANT)


                              By:  /s/ John R. Messinger
                                 ----------------------------------------------
                                 John R. Messinger, Chief Executive Officer, President and Chief Operating Officer